As filed with the Securities and Exchange Commission on July 28, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 22, 2009

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

Euro Medium-Term Note Program

Bank of America Corporation (the “Registrant”) maintains a Euro Medium-Term Note Program (the “EMTN Program”) which provides for the issuance, from time to time, of its senior and subordinated debt securities in international capital markets. Pursuant to the Amended and Restated Program Agreement dated as of July 25, 2008, as amended and supplemented by the Supplemental Agreement to the Amended and Restated Program Agreement dated July 22, 2009 among the Registrant, Merrill Lynch International and the other Dealers named therein, the maximum aggregate principal amount authorized to be outstanding at any time under the EMTN Program is U.S. $65 billion (or the equivalent in other currencies). Under the EMTN Program, the notes are issued pursuant to the terms of an Agency Agreement dated as of July 22, 2009 among the Registrant, Bank of America, N.A., London Branch, as Principal Agent, Merrill Lynch International Bank Limited, as Registrar and Transfer Agent and the other agents named therein (the “Agency Agreement”). A copy of the Agency Agreement is filed hereto as Exhibit 4.1 and is incorporated by reference herein.

Terms of the notes, including currency, rate and maturity, are agreed between the Registrant and the purchasers of the notes at the time of sale.

Notes issued under the EMTN Program are issued pursuant to Regulation S under the Securities Act of 1933, as amended (the “Act”); are not registered under the Act; and may not be offered or sold in the United States or to a U.S. person absent registration under, or an applicable exemption from the registration requirements of, the Act.

As of the date of this report, there is approximately U.S. $38.7 billion (or its equivalent in other currencies) in principal amount of notes outstanding under the EMTN Program, leaving approximately U.S. $26.3 billion (or its equivalent in other currencies) available for issuance under the EMTN Program.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
4.1	Agency Agreement dated as of July 22, 2009 among the Registrant, Bank of America, N.A., London Branch, as Principal Agent, Merrill Lynch International Bank Limited, as Registrar and Transfer Agent, and the other agents named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Associate General Counsel

Dated: July 28, 2009

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
4.1	Agency Agreement dated as of July 22, 2009 among the Registrant, Bank of America, N.A., London Branch, as Principal Agent, Merrill Lynch International Bank Limited, as Registrar and Transfer Agent, and the other agents named therein